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Securities Act of 1933 File No.
(If application to determine eligibility of Trustee for delayed offering pursuant to Section 305(b)(2))


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
          Check if an Application to determine Eligibility of a Trustee
                          Pursuant to Section 305(b)(2)


                         -------------------------------

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   94-1687665
                      (I.R.S. employer identification no.)

                                  Head Office:
             555 California Street, San Francisco, California 94104

                            Los Angeles Headquarters:
             333 South Beaudry Street, Los Angeles, California 90017
                    (Address of principal executive offices)


                            KIMBERLY-CLARK CORPORATION
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


                DELAWARE                               39-0394230
     -------------------------------              -------------------
     (State or other jurisdiction of              (I.R.S. employer
     incorporation or organization)               identification no.)


                                P. O. BOX 619100
                            -------------------------
                            DALLAS, TEXAS  75261-9100
                            -------------------------
                    (Address of principal executive offices)


                                 Debt Securities
                                 ---------------

                         (Title of Indenture Securities)


                           As of     June 17, 1994
                                 --------------------



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                                    FORM T-1

1.   GENERAL INFORMATION.  Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency
           Washington, D.C.

          Federal Deposit Insurance Corporation
           Washington, D.C.

          Federal Reserve Bank of San Francisco (Twelfth District)
           San Francisco, California

          Board of Governors of the Federal Reserve System
           Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.
          Yes.

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each affiliation.
     None.

     In answering this item the trustee has relied in part on information furnished by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information. Trustee has also examined its own books and records for the purpose of answering this item.

3. VOTING SECURITIES OF THE TRUSTEE: Furnish the following information as to each class of voting securities of the trustee:

                               As of June 1, 1994
===============================================================================
                COL. A                                   COL. B
                                                          Amount
            Title of Class                             Outstanding
===============================================================================
     Common Stock (1.5625 Par Value)              357,115,046 Shares

4. TRUSTEESHIPS UNDER OTHER INDENTURES. If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information.


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     (a)  Title of the securities outstanding under each such other indenture.

The following securities have been issued under the First Amended and Restated Indenture dated March 1, 1988 as amended:

- --   $100,000,000 9 1/8% Notes due June 1, 1997

- --   $100,000,000 9 1/2% Sinking Fund Debentures due February 1, 2018

- --   $100,000,000 9% Notes due August 1, 2000

- --   $200,000,000 7 7/8% Debentures due February 1, 2023

- --   $200,000,000 8 5/8% Notes due May 1, 2001

- --   $100,000,000 6 7/8% Debentures due February 15, 2014

- --  $ 40,000,000 7.55% Debenture due June 1, 2004

     (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

The Debt Securities listed above are wholly unsecured. When issued, the indenture securities and the Debt Securities listed above will rank equally.

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS. If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of such connection.
     None.

     In answering this item the trustee has relied in part on information furnished by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy of completeness of such information. Trustee has also examined its own books and records for the purpose of answering this item.

6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS. Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.


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                               As of June 1, 1994
==============================================================================
   COL. A            COL. B            COL. C          COL. D
                                                     Percentage of
                                                   Voting Securities
                                                     Represented by
                                     Amount Owned    Amount given in
  Name of Owner    Title of Class    Beneficially        Col. C
===============================================================================
None.

7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS. Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter.

                               As of June 1, 1994
===============================================================================
   COL. A            COL. B            COL. C          COL. D
                                                     Percentage of
                                                   Voting Securities
                                                     Represented by
                                     Amount Owned    Amount given in
  Name of Owner    Title of Class    Beneficially        Col. C
===============================================================================
None.


8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE. Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the Trustee:

                               As of June 1, 1994
===============================================================================
   COL. A            COL. B            COL. C          COL. D
                                     Amount Owned
                                     Beneficially
                                      or Held as
                                      Collateral
                   Whether the       Security for   Percent of Class
                   Securities are    Obligations      Represented
                   Voting or Non-     in Default       by Amount
Title of Class     Voting Securities  by Trustee    Given in Col. C
===============================================================================
Less than 1%.

     In answering this item the trustee has relied in part on information furnished by the obligor, and the trustee disclaims responsibility for the accuracy or completeness of such information. Trustee has also examined its own books and records for the purpose of answering this item.


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9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.  If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the Trustee.

                               As of June 1, 1994
===============================================================================
   COL. A            COL. B            COL. C          COL. D
                                     Amount Owned
                                     Beneficially
                                      or Held as
                                      Collateral
                                     Security for   Percent of Class
Name of Issuer                       Obligations      Represented
     and               Amount         in Default       by Amount
Title of Class       Outstanding      by Trustee    Given in Col. C
===============================================================================
None.

     In answering this item the trustee has relied in part on information furnished by the obligor, and the trustee disclaims responsibility for the accuracy or completeness of such information. Trustee has also examined its own books and records for the purpose of answering this item.


10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR. If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who to the knowledge of the trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

                               As of June 1, 1994
===============================================================================
   COL. A            COL. B            COL. C          COL. D
                                     Amount Owned
                                     Beneficially
                                      or Held as
                                      Collateral
                                     Security for   Percent of Class
Name of Issuer                       Obligations      Represented
     and               Amount         in Default       by Amount
Title of Class       Outstanding      by Trustee    Given in Col. C
===============================================================================
Less than 1%.

     In answering this item the trustee has relied in part on information furnished by the obligor, and the trustee disclaims responsibility for the accuracy or completeness of such information. Trustee has also examined its own books and records for the purpose of answering this item.


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11.  OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING
     50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR. If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who to the knowledge of the trustee owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

                               As of June 1, 1994
===============================================================================
   COL. A            COL. B            COL. C          COL. D
                                     Amount Owned
                                     Beneficially
                                      or Held as
                                      Collateral
                                     Security for   Percent of Class
Name of Issuer                       Obligations      Represented
     and               Amount         in Default       by Amount
Title of Class       Outstanding      by Trustee    Given in Col. C
===============================================================================
None

     In answering this item the trustee has relied in part on information furnished by the obligor, and the trustee disclaims responsibility for the accuracy or completeness of such information. Trustee has also examined its own books and records for the purpose of answering this item.

The foregoing answers were prepared prior to the ascertainment of the Trustee of all of the facts and are based on incomplete information. Such answers are to be considered as correct unless amended.

12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE. Except as noted in the instructions, if the obligor is indebted to the Trustee, furnish the following information:

                               As of June 1, 1994
===============================================================================
    COL. A                       COL. B                   COL. C
Name of Indebtedness        Amount Outstanding           Date Due
- --------------------        ------------------           --------
None

===============================================================================
13.  DEFAULTS BY THE OBLIGOR.

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                                 NOT APPLICABLE


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     (b)  If the trustee is a trustee under another indenture under which any other securities, or certificates of interest of participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series identify the indenture or series affected, and explain the nature of any such default.

                                 NOT APPLICABLE

14. AFFILIATIONS WITH THE UNDERWRITERS. If any underwriter is an affiliate of the trustee, describe each such affiliation.

                                 NOT APPLICABLE

15. FOREIGN TRUSTEE. Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                                 NOT APPLICABLE

16.  LIST OF EXHIBITS

     List below all exhibits filed as a part of this statement of eligibility and qualification.


     *EXHIBIT A
          Articles of Association of Bank of America National Trust and Savings Association (formerly Bank of Italy). By-Laws of Bank of America National Trust and Savings Association.

     **EXHIBIT B
          Copy of Charter under date of March 1, 1927 authorizing Bank of Italy National Trust and Savings Association to commence business of banking.

     **EXHIBIT C
          Copy of authorization of the Federal Reserve Board issued under date of November 1, 1930, granting Bank of America National Trust and Savings Association the right to act in a fiduciary capacity.

     **EXHIBIT D
          Certificate issued by the Comptroller of the Currency under date of November 1, 1930 evidencing consolidation of Bank of Italy National Trust and Savings Association and Bank of America of California under the corporate title of Bank of America National Trust and Savings Association.

     **EXHIBIT E
          Copy of Charter under date of March 31, 1969, authorizing B.A. National Bank to commence business of banking.

     **EXHIBIT F
          Copy of certificate issued by the Comptroller of the Currency under date of April 1, 1969, evidencing the merger of Bank of America National Trust and Savings Association into B.A. National Bank under the title "Bank of America National Trust and Savings Association".


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     **EXHIBIT G
          A copy of the approval for "Bank of America National Trust and Savings Association" to operate the presently existing branches of Bank of America National Trust and Savings Association.

     EXHIBIT H
          Consent of Bank of America National Trust and Savings Association required by Section 321 (b) of the Act.

     **EXHIBIT I
          Copy of the latest Report of Condition at the close of business on DECEMBER 31, 1993 of the Trustee published in response to call made by Comptroller of Currency.

     **EXHIBIT J
          A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act. (NOT APPLICABLE)

     **EXHIBIT K
          Foreign trustees are required to furnish a consent to service of process (see Rule 10a-4 under the Act). (NOT APPLICABLE)

*Exhibit A is incorporated by reference to Exhibit A with Form T-1 Statement, Registration No. 33-47386.

**Exhibits prefaced by this designation are filed with Securities and Exchange Commission as exhibits to Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 in connection with the Registration Statement of Borden Inc., File No. 2-50369, under the same exhibit number and are incorporated herein by reference.


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                                    SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Bank of America National Trust and Savings Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City and County of San Francisco, State of California,_________________________________________.


                               BANK OF AMERICA NATIONAL TRUST
                                 AND SAVINGS ASSOCIATION


                               By:  /s/ Kristin M. Boettger
                                  -----------------------------------
                                  Kristin M. Boettger
                                  -----------------------------------
                                  Senior Trust Officer
                                  -----------------------------------
                                   (Name and Title)



(Seal)

Attest: /s/ Jennifer Holder
       ----------------------------
       Jennifer Holder
       ----------------------------
       Assistant Vice President
       ----------------------------


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                                   EXHIBIT "H"


     The undersigned, as Indenture Trustee or prospective Indenture Trustee under the First Amended and Restated Indenture dated as of MARCH 1, 1988,
AS AMENDED, of KIMBERLY-CLARK CORPORATION does hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request, in accordance with and to the extent prescribed under Section 321 of the Trust Indenture Act of 1939.


                               BANK OF AMERICA NATIONAL TRUST
                                 AND SAVINGS ASSOCIATION


                               By: /s/ Kristin M. Boettger
                                  -----------------------------------
                                  Kristin M. Boettger
                                  -----------------------------------
                                  Senior Trust Officer
                                  -----------------------------------
                                   (Name and Title)



(Seal)

Attest:  /s/ Jennifer Holder
       ----------------------------
       Jennifer Holder
       ----------------------------
       Assistant Vice President






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